Revenue	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Revenue

6. Revenue

For the year ended March 31,	2017	2018	2019	2019
	(₹ in million)	(₹ in million)	(₹ in million)	(US dollars in million)
Sale of products, gross of excise duty	734,997	901,472	890,083	12,870
Less: excise duty	(39,462)	(10,564)	—	—
Sale of products, net of excise duty	695,535	890,908	890,083	12,870
Sale of services	4,792	3,085	2,205	32
Revenue from contingent rents (Refer Note 33)	14,317	15,556	16,724	242

Total revenue	714,644	909,549	909,012	13,144

Revenue from sale of products and from sale of services for the year ended March 31, 2019 comprises of revenue from contracts with customers of ₹ 900,750 million ($13,024 million) [including ₹ 37,867 million ($548 million) for which contract liabilities existed at the beginning of the year] and a net loss on mark-to-market of ₹ 8,462 million ($122 million) on account of gains/ losses relating to sales of product that were provisionally priced as at March 31, 2018 with the final price settled in the current year, gains/ losses relating to sales of product fully priced during the year, and marked to market gains/ losses relating to sales of product that were provisionally priced as at March 31, 2019.

Revenue from contract with customers from sale of products are recorded at a point in time and those from sale of services are recognised over a period of time.